Execution Version

Fourth Amendment to Credit Agreement

This Fourth Amendment to Credit Agreement, dated as of March 2, 2023 (the “Amendment”), is made pursuant to that certain Credit Agreement, dated as of October 27, 2021 (as amended, restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among TrinCap Funding, LLC, a Delaware limited liability company, as borrower (the “Borrower”); Trinity Capital Inc., a Maryland corporation, as servicer (together with its permitted successors and assigns, the “Servicer”); the financial institutions currently party thereto as lenders (the “Lenders”); KeyBank National Association, as administrative agent for the Secured Parties (together with its successors and assigns in such capacity, the “Administrative Agent”) and as syndication agent (together with its successors and assigns in such capacity, the “Syndication Agent”); and Wells Fargo Bank, National Association, not in its individual capacity but as collateral custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”) and as paying agent (together with its successors and assigns in such capacity, the “Paying Agent”).

W i t n e s s e t h:

Whereas, the Borrower, the Servicer, the Lenders, the Administrative Agent, the Syndication Agent, the Collateral Custodian and the Paying Agent have previously entered into and are currently party to the Credit Agreement; and

Whereas, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Upon the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement shall be and hereby is amended, effective as of the Amendment Effective Date (as defined below), as follows:

2.1. The definition of “Eligible Assignee” in Section 1.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Eligible Assignee” means a Person that is either (i) a Lender or an Affiliate of a Lender or (ii) a Person that (x) has a short‑term rating of at least A‑1 from S&P and P‑1 from Moody’s, or whose obligations under this Agreement are guaranteed by a Person whose short‑term rating is at least A‑1 from S&P and P‑1 from Moody’s or (y) is approved by the Administrative Agent (such approval not to be unreasonably withheld); provided that, notwithstanding any of the foregoing,

FILENAME Fourth Amendment to Credit Agreement - Trinity Capital (2023) 4871-1481-6849 v3.doc

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“Eligible Assignee” shall not include (A) the Borrower, the Servicer, the BDC or any of their Affiliates or Subsidiaries, (B) any natural Person, (C) any Defaulting Lender, or any of its Subsidiaries or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary of a Defaulting Lender or (D) any Person that is not a Qualified Purchaser.

2.2 The definition of “Interest Spread Test” in Section 1.1(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“Interest Spread Test” means a test, with respect to any Settlement Period, calculated as of the end of such Settlement Period on the Reporting Date for such Settlement Period, which shall be satisfied if (i) ((A‑B)/C), multiplied by (ii) four, exceeds 4% where:

A = the amount of Interest Collections on the Aggregate Outstanding Loan Balance during such Settlement Period and the two preceding Settlement Periods;

B = the sum for such Settlement Period and the two preceding Settlement Periods of (i) Carrying Costs, (ii) the Servicing Fee, (iii) the Administrative Agent Fee and (iv) the Bank Fee; and

C = the Aggregate Outstanding Loan Balance as of the last day of such Settlement Period;

provided, that (x) for the first Settlement Period occurring after the Effective Date, A, B and C above shall be calculated by reference to the calculation for such Settlement Period only and the multiplier in clause (ii) above shall be twelve, and (y) for the second Settlement Period occurring after the Effective Date, A, B and C above shall be calculated by reference to the calculation for the first two Settlement Periods only and the multiplier in clause (ii) above shall be six.

2.3. Section 7.9(w)(iv) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(iv) The net income of the Servicer, calculated in accordance with GAAP (excluding any unrealized gains or losses), shall not be negative for any two consecutive fiscal quarters or any trailing twelve-month period.

2.4. Sections 7.11(c)(i) and (ii) of the Credit Agreement shall be amended and restated in their entirety to read as follows:

(i) as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Servicer, (x) consolidated financial statements as at the end of such fiscal year, in each case audited by independent certified public accountants of nationally recognized standing or reasonably acceptable to Administrative Agent and certified, without any qualifications (including any (I) “going concern” or like qualification or exception, (II)

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qualification or exception as to the scope of such audit or (III) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants’ letter to management, in each case, as at the end of such year and the related statements of income and retained earnings for such year, setting forth in each case in comparative form the figures for the previous year or predecessor period, as applicable) and (y) a covenant compliance certificate, in form and detail reasonably acceptable to the Administrative Agent, summarizing compliance with each of the covenants of Section 7.9(w) as of the last day of the fourth fiscal quarter of each fiscal year of the Servicer and underlying calculations, in each case, certified by a Responsible Officer of the Servicer as being fairly stated in all material respects;

(ii) as soon as available, but in any event not later than (x) forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower and one hundred twenty (120) days after the end of the fourth fiscal quarter of each fiscal year of the Borrower and (y) forty five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Servicer, (I) the unaudited balance sheets of each of the Borrower and the Servicer as at the end of such quarter and the related unaudited statements of income and retained earnings of each of the Borrower and the Servicer for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year (or predecessor period, as applicable) and (II) a covenant compliance certificate, in form and detail reasonably acceptable to the Administrative Agent, summarizing compliance with each of the covenants of Section 7.9(w) as of the last day of each of the first three fiscal quarters of each fiscal year of the Servicer and underlying calculations, in each case, certified by a Responsible Officer of the Servicer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of the satisfaction of all of the following conditions precedent (provided that, upon the satisfaction of all of the following conditions precedent, the amendment to the Credit Agreement in Sections 2.3 and 2.4 of this Amendment shall be deemed effective as of December 31, 2022):

3.1. The Borrower, the Servicer, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

3.2. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

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Section 4. Representations of the Borrower and the Servicer. Each of the Borrower and the Servicer hereby represents and warrants to the parties hereto that as of the date hereof its representations and warranties contained in Section 4.1 and Section 7.8, respectively, of the Credit Agreement and any other Transaction Documents to which it is a party are true and correct in all material respects as of the date hereof and after giving effect to this Amendment (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties are true and correct in all respects as of the date hereof and after giving effect to this Amendment), except to the extent that such representations and warranties relate solely to an earlier date, in which case they were true and correct in all material respects as of such earlier date (except for such representations and warranties that are qualified by materiality, a Material Adverse Effect or any similar qualifier, which representations and warranties were true and correct in all respects as of such earlier date). The execution, delivery, and performance by the Borrower and the Servicer in connection with this Amendment has been duly authorized by all requisite action by or on behalf of the Borrower and the Servicer, and this Amendment has been duly executed and delivered on behalf of the Borrower and the Servicer. This Amendment is enforceable against each such Person in accordance with its respective terms, except as enforceability may be limited by applicable debtor relief laws and general principles of equity.

Section 5. Credit Agreement in Full Force and Effect. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the UCC (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

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Section 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (including Sections 5‑1401 and 5‑1402 of the General Obligations Law of the State of New York but otherwise without regard to conflicts of law principles).

[Signature Pages To Follow]

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In Witness Whereof, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

Borrower:

TrinCap Funding, LLC

By: Trinity Capital Inc., its sole and managing

member

By:

Name: Sarah Stanton

Title: General Counsel and Secretary

Servicer:

Trinity Capital Inc.

By:

Name: Sarah Stanton

Title: General Counsel and Secretary

[Signature Page to Fourth Amendment to Credit Agreement]

Administrative Agent:

KeyBank National Association

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the KeyBank Lender Group:

KeyBank National Association

By:

Name:

Title:

Lender for the KeyBank Lender Group:

KeyBank National Association

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the First Foundation Bank Lender Group:

First Foundation Bank

By:

Name:

Title:

Lender for the First Foundation Bank Lender Group:

First Foundation Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the City National Bank Lender Group:

City National Bank

By:

Name:

Title:

Lender for the City National Bank Lender Group:

City National Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Hancock Whitney Bank Lender Group:

Hancock Whitney Bank

By:

Name:

Title:

Lender for the Hancock Whitney Bank Lender Group:

Hancock Whitney Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Umpqua Bank Lender Group:

Umpqua Bank

By:

Name:

Title:

Lender for the Umpqua Bank Lender Group:

Umpqua Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Western Alliance Bank Lender Group:

Western Alliance Bank

By:

Name:

Title:

Lender for the Western Alliance Bank Lender Group:

Western Alliance Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the MUFG Bank Lender Group:

MUFG Bank, Ltd.

By:

Name:

Title:

Lender for the MUFG Bank Lender Group:

MUFG Bank, Ltd.

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Zions Lender Group:

Zions Bancorporation, N.A.

dba California Bank & Trust

By:

Name:

Title:

Lender for the Zions Lender Group:

Zions Bancorporation, N.A.

dba California Bank & Trust

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the CrossFirst Lender Group:

CrossFirst Bank

By:

Name:

Title:

Lender for the CrossFirst Lender Group:

CrossFirst Bank

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]

Managing Agent for the Stifel Lender Group:

Stifel Bank & Trust

By:

Name:

Title:

Lender for the Stifel Lender Group:

Stifel Bank & Trust

By:

Name:

Title:

[Signature Page to Fourth Amendment to Credit Agreement]